SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2004

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

       Wisconsin

1-10876

41-0985054

(State or other jurisdiction

(Commission file number)

(IRS Employer

      of incorporation)

Identification No.)

700 Pilgrim Way

Green Bay, Wisconsin 54304

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 429-2211

Item 7.

Financial Statements and Exhibits

(c)

Exhibits

This exhibit is furnished pursuant to Item 12 and shall not be deemed to be “filed.”

Exhibit No.

Description

99.1

Press Release Dated March 11, 2004

Item 12.

Results of Operations and Financial Condition

On March 11, 2004, Shopko Stores, Inc. (“Shopko”) issued a press release announcing its financial results for the quarter and fiscal year ended February 1, 2004.  A copy of the press release is attached hereto as exhibit 99.1.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933 or the Exchange Act of 1934 if such subsequent filing specifically references this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPKO STORES, INC.

Date:  March 11, 2004

  /s/ Peter G. Vandenhouten

Peter G. Vandenhouten

Assistant General Counsel

and Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated March 11, 2004